FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934






                       MEDISCIENCE TECHNOLOGY CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED ON CHARTER)



  NEW JERSEY                       0-7405                       22-1937826
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(State of Incorporation)        (IRS Employer              (Commission File No.)
                              Identification No.)



        1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey 08003
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        Registrant's telephone number. Including area code (856) 428 7952
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                 (Former Address, if changed, since last report)

Item 5. Other Materially Important Events (Submitted in full compliance with sections 8-K 1.01 and 2.01 re: "materiality" as applicable and in fulfillment of SEC Section 6, 6.01 Regulation (FD) Full Disclosure, and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.

Cherry Hill, NJ ( Dec. 3, 2003)--Registrant, reports herein the contractual acquisition of two exclusive and "material" world-wide licenses for US patent applications recently filed by The Research Foundation City University of New York (RFCUNY).

1.  "Stokes-Shift   Fluorescence  Spectroscopy  for  Detection  of  Disease  and
Physiological State of Specimen" and

2. "Three-Dimensional Radiative Transfer Tomography for Turbid Media."

The  patents,  when  issued,  would  extend  and  continue  the  Company's  core
technology  for  an  additional   17+  years,   thus   maintaining   Registrants
"Intellectual Property" leadership in the Optical Biopsy field.

               SEC Section 6, 6.01 Regulation (FD) Full Disclosure

(IEEE Journal of Selected Topics in Quantum Electronics March-April 2003 Vol. 9, Dr. R.R. Alfano et al pages 148 and page 189.incorporated herein by reference.

Registrant Press Release dtd: Dec. 3, 2003 attached and a part hereof (Exhibit "A") and placed on Registrants Web Page: MEDISCIENCETECH.com

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized



                                             MEDICSCIENCE TECHNOLOGY CORPORATION


                                              /S/  Peter Katevatis
                                             -----------------------------------
                                                   Peter Katevatis, Chairman





Dated December 3, 2003

For Immediate Release                               Contact (MTC) (201) 818 0050
                                                    Pres. COO Michael Engelhart
EXHIBIT "A"                                         mengelhart@thmgroup.com
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MEDISCIENCE  TECHNOLOGY CORP. (OTC-MDSC) SECURES EXCLUSIVE WORLD-WIDE LICENSE TO
US molecular imaging PATENT APPLICATIONS, EXPECTED TO EXTEND CORE TECHNOLOGY ADDITIONAL 17+ YEARS,

Cherry Hill, NJ (Dec. 3, 2003)--Mediscience Technology Corp. (MTC), (OTCBB- "MDSC") of Cherry Hill New Jersey, a developer of imaging technology for molecular detection of cancer and physiological change, announced its contractual acquisition of two exclusive world-wide licenses for US patent applications filed by The Research Foundation City University of New York (RFCUNY). 1. "Stokes-Shift Fluorescence spectroscopy for detection of disease and physiological state of specimen" and 2. "Three-dimensional Radiative Transfer Tomography for Turbid Media." The work results from the Company's continual 10-year+ University research funding relationship. President and Chief Operating Officer Michael Engelhart and the inventor Dr. Robert Alfano state that "the patents, when issued, would extend the Company's core technology in Optical Biopsy for an additional 17+ years, thus expanding, maintaining and continuing our IP leadership in the Optical Biopsy field".

NOTE: SEE: Mediscience SEC/EDGAR 8-k filing dated: December 4, 2003
      Web Page: MEDISCIENCETECH.com See (IEEE Journal of selected topics in Quantum Electronics March-April 2003 Vol. 9 Dr. Alfano page 148 and page 189.


                                INVESTOR NOTICE:
                                ----------------
Certain of the matters discussed in this announcement contain forward-looking statements that involve material risks to and uncertainties in the company's business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include among other things, the availability of financing, the company's ability to implement its long-range business plan for various applications of its technology; the company's ability to enter into agreements with any necessary marketing and/or distribution partners; the impact of competition, the obtaining and maintenance of any necessary US regulatory clearances applicable to applications of the company' technology; and management of growth and other risked and uncertainties that may be detailed from time to time in the company's reports filed with the Securities and Exchange Commission. This disclosure is intended to satisfy: SEC Section 6, 6.01 Regulation FD, disclosure and Section 7 and 7.0 as well as all applicable and presently effective Sarbanes-Oxley disclosure requirements under Regulation G.


Contact Persons: Pres. COO Michael Engelhart (201) 818 0050 mengelhart@thmgroup.com: Mediscience Technology Corp. Peter Katevatis Esq. Chairman/CEO metpk@aol.com.